UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 7, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Item 1.01 – Entry into a Material Definitive Agreement.

On June 7, 2019, Centric Brands Inc., a Delaware corporation (the “Company”), entered a buying agency and sourcing services agreement (the “Agreement”) with Li & Fung (Trading) Limited, a Hong Kong corporation, (the “Agent”) for the purchase and manufacture of the Company’s products.  Pursuant to the Agreement, the Agent will act as the Company’s non-exclusive agent for the purpose of facilitating the purchase of products in certain countries throughout the world, as well as providing certain services related to the manufacture and delivery of such products from third party manufacturers.  In exchange for these services, the Company will pay the Agent a commission with certain minimum sourcing and commission amounts.  The initial term of the Agreement is from May 1, 2019 to April 30, 2021, and the Agreement may be terminated during the initial term in certain circumstances as set forth in the Agreement.  After the initial term, the Agreement automatically renews for successive one year periods unless either party gives notice of termination at least one hundred and twenty (120) days prior to the expiration of the initial term or the subsequent renewal term, subject to termination in certain circumstances as set forth in the Agreement.

The foregoing description is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to a copy of the Agreement, which is filed as Exhibit  10.1 to this Current Report on Form 8‑K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1*	Buying Agency and Sourcing Services Agreement, effective as of May 1, 2019, by and between Centric Brands Inc. and Li & Fung (Trading) Limited.

*  Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: June 13, 2019	By:	/s/ Anurup Pruthi
Anurup Pruthi
Chief Financial Officer